CAPITAL STRUCTURE

Common Stock

As of December 23, 1999 the Company had 11,779,670 (1) shares of Common Stock issued and outstanding.


Options


                                                     Expiration
                                                     ----------
Directors
                       $1.55   11,112     Vested      08/19/02
                       $2.04   11,112     Vested      08/19/02
                       $2.91   11,112     Vested      11/17/03
                       $1.61   10,000     Vested      08/04/04
                              -------
   Total Directors             43,336



Employees (Vested)     $2.25  474,000 (2) Vested       12/21/01
                       $2.50   40,000 (3) Vested       12/31/01
                       $2.50   19,445     Vested       08/01/00
                       $2.70   55,556     Vested       12/31/02
                       $3.04    1,112     Vested       01/28/01
                       $3.60   87,461     Vested  03/03/00-12/31/02
                       $3.72    1,112     Vested       08/31/00
                       $4.05    1,112     Vested       11/30/00
                       $5.40   33,200     Vested  03/03/00-12/31/01
                       $5.63    1,112     Vested       05/31/00
                       $7.20   38,523     Vested       12/31/01
                       $9.00   11,112                  12/31/01
                              -------
Total Employees (Vested)      763,745
Total Vested                  807,081
(Directors and
Employees)



(1) Includes 50,000 shares not vested at December 23, 1999.

(2) Exercisable January 1, 2000. Each holder has agreed to exercise these options with outstanding promissory notes of Bion upon certain conditions. See Exhibits 10.5 - 10.12 above.

(3) Holder has agreed to exercise using outstanding long term payable of Bion upon certain conditions.






Employees                              Vesting Dates         Expiration
(Non-vested)                  -------------------------   -----------------
                       $2.50  340,000 01/01/00-06/30/02   12/31/01-06/30/03
                       $3.60  220,707 08/16/99-04/30/02            12/31/02
                       $5.40   16,134 02/03/00-09/01/00            12/31/02
                       $7.20  213,495 03/04/00-08/16/02   12/31/01-12/31/02
                      $13.50  176,988 04/30/00-04/30/02            12/31/02
                              -------
Total Non-vested              967,324

Total Employees
and Directors               1,774,405

Warrants

As of December 23, 1999, the Company has the following warrants outstanding:

    Warrant            Shares      Expiration Date        Exercise Price
---------------    -------------   ---------------       ----------------

Class AA.01            15,000          (1)                   5.40
Class D2P *         2,500,000          (2)                   1.75
Class D2C **        2,500,000          (3)                   2.50
Class G-5.1             1,115          (4)                   2.70
Class G-5.2               919          (5)                   2.70
Class G-6               3,148          (6)                   5.40
Class G-8              27,779          (7)                   5.40
Class H-1              11,112          (8)                   4.50
Class H-2              16,112          (9)                   2.70
Class H-9              11,112          (10)                  9.00
Class H-9.1            11,112          (11)                 11.25
Class H-9.2            11,112          (12)                  7.20
Class H-9.3            11,112          (13)                 13.50
Class H-9.4            11,112          (14)                  5.40
Class H-10             18,519          (15)                  3.60
Class H-16 ***         38,000          (16)                  2.25
Class I-1               4,167          (17)                  5.40
Class X ****        1,116,012          (18)                  8.00
Class Z *****       6,323,884          (19)                 13.50
                    ---------                         --------------

                   12,631,327                         $1.75-13.50
                   ==========                         ==============

* See Item 5, paragraph 1c) for a description of the transaction related to this Class D2P Warrant and the actual warrant agreement at Exhibit 10.2 above.

** See Item 5, paragraph 1a) for a description of the transaction related to this Class D2C Warrant and the actual warrant agreement at Exhibit 10.1 above. Class D2C warrant will be issued on 01/01/00.

*** Holders have agreed to exercise by cancellation of promissory notes of Bion on certain conditions. See Exhibits 10.5 - 10.12 above.

**** Holders of 502,146 Class X Warrants have agreed to participate in a future registered exchange offer subject to terms and conditions. See Exhibits
      10.4 - 10.12 above.

***** Holders of 5,937,823 Class Z Warrants have agreed to participate in a future registered exchange offer subject to certain terms and conditions. See Exhibits 10.4 - 10.12 above.

1. Class AA.01 warrants may be exercised to purchase 15,000 shares of common stock for approximately a 28 month period beginning August 12, 19999 and ending December 31, 2001.

2. Class D2P warrants may be exercised to purchase 2,500,000 shares of common stock for a 60 month period beginning December 23, 1999 and ending December 31, 2004.

3. Class D2C warrants may be exercised to purchase 2,500,000 shares of common stock for a 54 month period beginning January 1, 2000 and ending June 30, 2004.

4. Class G-5.1 warrants may be exercised to purchase 1,115 shares of common stock for a 60 month period beginning January 22, 1996 and ending January 21, 2001.

5. Class G-5.2 warrants may be exercised to purchase 919 shares of common stock for a 60 month period beginning September 13, 1996 and ending September 12, 2001.

6. Class G-6 warrants may be exercised to purchase 3,148 shares of common stock for a 60 month period beginning April 21, 1997 and ending April 20, 2002.

7. Class G-8 warrants may be exercised to purchase 27,779 shares of common stock for a 37 month period beginning June 5, 1997 and ending June 30, 2000.

8. Class H-1 warrants may be exercised to purchase 11,112 shares of common stock for a 60 month period beginning August 21, 1996 and ending August 20, 2001.

9. Class H-2 warrants may be exercised to purchase 16,112 shares of common stock for a 60 month period beginning August 21, 1996 and ending August 20, 2001.

10.Class H-9 Warrants may be exercised to purchase 11,112 shares of common stock for a 47 month period beginning February 1, 1997 and ending December 31, 2001.

11.Class H-9.1 Warrants may be exercised to purchase 11,112 shares of common stock for a 47 month period beginning February 1, 1997 and ending December 31, 2001.

12.Class H-9.2 Warrants may be exercised to purchase 11,112 shares of common stock for a 47 month period beginning February 1, 1997 and ending December 31, 2001.

13.Class H-9.3 Warrants may be exercised to purchase 11,112 shares of common stock for a 47 month period beginning February 1, 1997 and ending December 31, 2001.

14.Class H-9.4 Warrants may be exercised to purchase 11,112 shares of common stock for a 47 month period beginning February 1, 1997 and ending December 31, 2001.

15.Class H-10 may be exercised to purchase 18,519 shares of common stock for a 50 month period beginning November 2, 1998 and ending December 31, 2002.

16.Class H16 may be exercised to purchase 38,000 shares of common stock for a 24 month period beginning January 1, 2000 and ending December 31, 2002.

17.Class I-1 warrants may be exercised to purchase 4,167 shares of common stock for approximately a 42 month period beginning June 9, 1998 and ending December 31, 2001.

18.Class X may be exercised to purchase 1,116,012 shares of common stock for a 24 month period beginning January 1, 2000 and ending December 31, 2001.

19.Class Z warrants may be exercised to purchase 6,323,884 shares of common stock for a 24 month period beginning January 1, 2000 and ending December 31, 2001.

At December 23, 1999, there were warrants exercisable to purchase 153,431 shares of common stock.

Convertible Notes
-----------------

The following notes can be converted, in whole or in part, at the holders option into shares of common stock at a price of $1.80 per share.

                                               Underlying Shares of Stock
                          Note Amount                (at 12/20/99)
                        ---------------        --------------------------

*LoTayLingKyur, Inc.      $1,147,681.72                  637,601

*LTLK                       $278,116.13                  154,509
 Defined Benefit
 Plan

*Dublin Holding,          $1,650,000.00                  916,667
  Ltd.

*H. Northrop                $328,986.47                   182,771
                     -------------------------           ------------


TOTAL                     $3,404,784.32                 1,891,488

* Holders of the notes have agreed to convert under certain conditions. See Exhibits 10.4 & 10.9 above.

Long Term Notes

**   The company has $1,208,955.80 in long term notes due on December 31, 2001.

** Holders have agreed to exercise outstanding options/warrants under certain conditions in exchange for the notes. See Exhibits 10.5 - 10.12 above.